Franklin Bank

The Franklin Family of Community Banks[SM]

Investor Presentation
August 2006

NASDAQ: FBTX

Forward-Looking

This presentation includes forward-looking statements. These forward-looking statements include comments with respect to our goals, objectives, expectations, and strategies, and the results of our operations and our business. However, by their nature, these forward-looking statements involve numerous assumptions, uncertainties and opportunities, both general and specific. The risk exists that these statements may not be fulfilled. We caution readers not to place undue reliance on these forward-looking statements as a number of factors could cause future company results to differ materially from these statements.

Forward-looking statements may be influenced in particular by factors such as fluctuations in interest rates and stock indices, the effects of competition in the areas in which we operate, and changes in economic, political, regulatory and technological conditions. Other specific risks include the following: potential inability to successfully implement our growth business strategy; the integration of businesses we may acquire; our limited operating history; the potential unavailability of external financing; our reliance on brokered deposits; the geographic concentration of our business, commercial real estate and consumer loan portfolios, including our significant concentration in California; the seasonality in our mortgage and commercial businesses; the potential unavailability of single family loans for bulk purchase; the portion of our single family loan portfolio that is less than one year old; fraud and negligence by loan applicants and others with whom we do business; credit risk associated with our smaller borrowers in our mortgage banker finance operation; the effect of changes in the extensive regulatory scheme to which we are subject; the possibility that our allowance for credit losses may be insufficient to cover actual losses; interruption in or breach of our information systems; the potential inability to obtain the third-party information services on which we rely; and environmental risks associated with foreclosure on real estate properties. We caution that the foregoing list is not exhaustive.

Investors should carefully consider the aforementioned factors as well as other uncertainties and events.

Background

- Franklin Bank Corp. began operations in April 2002 and was founded for the purpose of creating a Texas based community bank that concentrates its activities outside the major metropolitan areas.

- Franklin Bank Corp. began trading on the NASDAQ in December 2003 under the ticker symbol FBTX. In May 2006, Franklin raised additional capital through a preferred stock offering that is now trading on the AMEX under the ticker symbol FBK-P.

- Franklin Bank Corp. is currently included within the Russell 3000 Index, Russell 2000 Index, Russell Microcap Index, the American Community Bankers' Index, and the Standard and Poor's SmallCap 600 Index.

Management Team

Anthony Nocella	Chief Executive Officer & President
Andy Black	Executive Vice President & Managing Director of Central Texas
Dan Cooper	Executive Vice President & Managing Director of Mortgage Banking
Michael Davitt	Executive Vice President & Managing Director of Commercial Lending
Max Epperson	Executive Vice President, Chief Credit Officer
Russell McCann	Executive Vice President, Chief Financial Officer
Glenn Mealey	Executive Vice President & Managing Director of Administration
Jan Scofield	Executive Vice President & Managing Director of Technology
Russell Workman	Executive Vice President & Managing Director of East Texas

Franklin Bank

Board of Directors

Lewis Ranieri, *Chairman of the Board*
Anthony Nocella, *Chief Executive Officer & President*
Lawrence Chimerine
David Golush
James Howard
Alan Master
Robert Perro
William Rhodes
John Selman

Mission

- Develop The Franklin Family of Community Banks, which is supported by lending production
- Be a low cost producer
- Provide high-quality customer service
- Provide excellent return to our investors

2006 Accomplishments

- Converted First Athens to our technology platform.
- Opened our 7th, 8th, and 9th commercial lending offices in the Colorado, Washington D.C, and California markets.
- Opened a de novo community banking office in Taylor, Texas. This office is located in Williamson County, one of the top 50 fastest growing counties in the United States.

2006 Accomplishments

- Commercial loans and community banking deposits have grown by 56% and 54%, respectively, from June 30, 2005 to June 30, 2006.
- Changed all the names of the legacy banks in East Texas to Franklin Bank.
- For 2005, Franklin was ranked #13 in revenue growth within the *Chronicle 100* list of publicly traded companies in the Houston area and #1 among area banks

Net Income for the Qtrs. Ended



$'s are in thousands
$10,000
$8,000
$6,000
$4,000
$2,000
$0
$6,729
$4,723
$6,596
$7,806
6/30/2005
12/31/2005
3/31/2006
6/30/2006

Franklin Bank

The Franklin Family of Community Banks℠

Company Overview

Corporate Locations



BRITISH COLUMBIA
ALBERTA
SASKATCHEWAN
MANITOBA
C A N A D A
ONTARIO
QUÉBEC
N.B.
ME.
Montréal
Ottawa
Toronto
WASHINGTON
OREGON
IDAHO
MONTANA
WYOMING
NORTH DAKOTA
SOUTH DAKOTA
MINNESOTA
WIS.
MICHIGAN
Lake Huron
N.Y.
New York
PA.
Philadelphia
Washington, D.C.
NEVADA
UTAH
CALIFORNIA
U N I T E D S T A T E S
COLORADO
NEBR.
IOWA
Chicago
IND.
OHIO
W. VA.
VA.
KANSAS
MO.
ILL.
KY.
Los Angeles
San Diego
Pacific Ocean
ARIZONA
Phoenix
NEW MEXICO
OKLA.
ARKANSAS
TENN.
N. C.
S.C.
Atlantic Ocean
Dallas
MISS.
ALABAMA
GA.
TEXAS
LOUISIANA
FLA.
San Antonio
Houston
MEXICO
Gulf of Mexico
Nassau
Monterrey
THE BAHAMAS
Copyright © and (P) 1988–2006 Microsoft Corporation and/or its suppliers. All rights reserved. Portions © 1990–2005 InstallShield Software Corporation. All rights reserved. Certain mapping and direction data © 2005 NAVTEQ. All rights reserved. NAVTEQ and NAVTEQ ON BOARD are trademarks of NAVTEQ. © 2005 Tele Atlas North America, Inc. All rights reserved. Tele Atlas and Tele Atlas North America are trademarks of Tele Atlas, Inc.

- ■ Corporate Headquarters
- ▲ Community Banking Offices (35)
- ■ Commercial Lending Offices (8)

Franklin Bank

NASDAQ: FBTX

Franklin Bank

The Franklin Family of Community Banks SM

Business Overview

Community Banking

- Lead with Lending
  - Commercial, Consumer, Small Business, Business Banking
- Be the "Trusted Financial Advisor" in the community
- Provide high quality personalized customer service
- Bring "big city" banking products to communities
- Provide specialized products for individual market needs
- Focus on measuring deposit growth through clear goal setting

Community Banking

- Advertise using print ads and statement stuffers
- Complete the roll-out the "Franklin Bank" name through our banking office network after certain standards are met
- Segment pricing of deposit products within individual markets
- Cash management sales promotion to new and existing customers
- Segment customers within individual markets and target products for each group
- Establish direct selling program using scorecards and direct incentives for wins in market place.

Community Banking Acquisitions

- Focus on growing within Texas communities with the following characteristics:
  - Outside large metropolitan areas
  - Significant market share
  - High growth
  - Less Competition

Community Banking Acquisitions

- Price correctly
- Make acquisitions that are profitable for Franklin and its shareholders
- Accretive within the first year
- Focus on an IRR of 15-20%
- Consideration will be a combination of stock and cash
- Larger acquisitions may require additional capital

Core Values

- We exist to serve our customers and employees with respect and fairness.
- We will be ethical, forthright, and honest in all things.
- We will foster innovation and open communication.
- We will recognize each individual's contribution.
- We will proactively help others to succeed.

The Franklin Family of Community Banks℠

Name	Acquisition Date	Assets	Deposits
Franklin Bank	April 2002	$62.3MM	$58.5MM
Highland Lakes Bank	April 2003	$83.6MM	$72.9MM
Jacksonville Savings Bank	December 2003	$467.6MM	$399.8MM
Lost Pines National	February 2004	$40.3MM	$36.5MM
Cedar Creek Bank	December 2004	$104.9MM	$93.2MM
First National Bank of Athens	May 2005	$217.7MM	$189.7MM
Elgin Bank of Texas	July 2005	$81.7MM	$71.1MM
Branch Acquisition	December 2005	$10.0 MM	$274.0 MM
	TOTALS	**$1,068.1 MM**	**$1,195.7 MM**

Franklin Bank

Integration

- Expansion of their products
- Convert their technology platform to our platform
- Reorganize manual processes
- Incorporate the institution into our unique marketing strategy

Community Banking Acquisitions


OKLAHOMA
ARKANSAS
NEW MEXICO
Lubbock
Wichita Falls
Carrollton
Plano
Fort Worth
Mesquite
Dallas
Abilene
Shreveport
UNITED STATES
TEXAS
Waco
LOUISIANA
Austin
Beaumont
Houston
Pasadena
San Antonio
Acuña
Piedras Negras
MEXICO

The above map includes the following:

- ▲ 35 community banking offices
- ■ Corporate headquarters in Houston, Texas
- ● Commercial Lending Office in Dallas

Franklin Bank

NASDAQ: FBTX

Lending

- Commercial and Business
- Commercial Real Estate
- Builder Lines
- Mortgage Banker Finance
- Mortgage

Commercial and Business

- Relationship-oriented lender with personalized service
- Experienced lenders with local knowledge
- Ability to tailor products to meet a variety of customers needs
- Local decision making

Commercial Real Estate

- Experienced relationship-oriented lenders
- Eligible properties:
  - Retail, multi-family, office, medical office and industrial properties
- Loan sizes varying based on customer's needs
- Types of products:
  - Construction acquisition/rehab
  - Intermediate term loans (up to 5 years)
  - Secured lines of credit
  - Master credit facilities.

Builder Lines

- We focus on the high growth markets.
- Our customers have experienced management and strong financials.
- We have an experienced team of senior lenders in 9 regional markets plus a correspondent relationship in Atlanta, GA.
  - Texas – Houston and Dallas
  - Florida
  - Arizona
  - Colorado
  - Washington D.C / Baltimore
  - Northeast
  - Midwest
  - West

Mortgage Banker Finance

- Provide financing to mortgage banks
- Convert mortgage brokers to mortgage bankers
- Source of deposits
- Lead with service
- Experienced team of professionals

Mortgage

- Act as a liquid "place-holder"
- Acquire high quality mortgages
- Low retail fixed cost structure
- Relationships with brokers and correspondents throughout Texas and U.S.
- Offered through community banking offices

Franklin Bank

The Franklin Family of Community Banks SM

Financial Overview

NASDAQ: FBTX

Business Drivers

- Increase commercial loans
- Increase non-interest income
- Improve operating expense ratio
- Strive to have an efficiency ratio of 50%
- Increase community banking deposits

Assets

$'s are in thousands



$6,000,000
$5,000,000
$4,000,000
$3,000,000
$2,000,000
$1,000,000
$0
$365,681
$2,251,300
$3,892,714
$4,471,252
$4,768,958
$5,095,829
12/31/2002
12/31/2003
12/31/2004
12/31/2005
3/31/2006
6/30/2006

Franklin Bank

Net Income for the Years Ended



$'s are in thousands
$39,000
$29,000
$19,000
$9,000
-$1,000
-$726
$3,197
$23,149
$26,296
$31,200 to
$33,600
2002
2003
2004
2005
Expected 2006 *

* We expect 2006 earnings to range from $31.2 million to $33.6 million or $1.30 to $1.40 per diluted shares based on an estimated 24 million shares outstanding .

Franklin Bank

Commercial & Consumer Loans


$'s are in thousands
$1,600,000
$1,200,000
$800,000
$400,000
$0
$29,081
$282,816
$730,002
$1,154,159
$1,304,488
$1,409,936
12/31/2002
12/31/2003
12/31/2004
12/31/2005
3/31/2006
6/30/2006

Community Bank Deposits


$'s are in thousands
$1,600,000
$1,200,000
$800,000
$400,000
$0
$58,283
$574,224
$716,056
$1,252,915
$1,341,512
$1,359,452
12/31/2002
12/31/2003
12/31/2004
12/31/2005
3/31/2006
6/30/2006

Franklin Bank

Looking forward…

- We expect our earnings for 2006 to range from $1.30 to $1.40 per diluted share.
- We expect our commercial loans to increase 40%.
- We expect our deposits to increase 15-20%, including the effect of an acquisition.
- We expect our noninterest income to increase by 10%.
- We expect our net yield to increase slightly.

Looking forward…

- We will continue to strive to meet our goal to have our efficiency ratio below 50%.
- We plan to expand our Central Texas network through the opening of two additional de novo community banking offices in 2006.
- We will continue to pursue additional acquisitions in our market areas.

Why Franklin Bank?

- Develop the best full-service community bank in Texas
- Provide high-quality customer service through our "Trusted Financial Advisors"
- Management team and the board of directors have extensive experience with this strategy and
- Aim to provide better than excellent returns to our investors!

Franklin Bank

The Franklin Family of Community Banks℠

Thank you for your interest in Franklin Bank (FBTX)!